Philadelphia Consolidated Holding Corp. Founded 1962

Certain information included in this presentation and other statements or materials published or to be published by the Company are not historical facts but are forward-looking statements relating to such matters as anticipated financial performance, business prospects, technological developments, new and existing products, expectations for market segment and growth, and similar matters. In connection with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, the Company provides the following cautionary remarks regarding important factors which, among others, could cause the Company's actual results and experience to differ materially from the anticipated results or other expectations expressed in the Company's forward-looking statements. The risks and uncertainties that may affect the operations, performance, development, results of the Company's business, and the other matters referred to above include, but are not limited to: (i) changes in the business environment in which the Company operates, including inflation and interest rates; (ii) changes in taxes, governmental laws, and regulations; (iii) competitive product and pricing activity; (iv) difficulties of managing growth profitably; (v) claims development and the process of estimating loss reserves; and (vi) catastrophe losses.

Philadelphia Consolidated Holding Corp. And Subsidiaries Organizational Chart Philadelphia Consolidated Holding Corp. Philadelphia Indemnity Insurance Company Maguire Insurance Agency, Inc. Philadelphia Insurance Company Liberty American Insurance Group, Inc. Mobile Homeowners Insurance Agencies, Inc. Liberty American Insurance Company Mobile USA Insurance Company

Executive Management

History of PHLY * $6.50 adjusted for 2 for 1 stock split on 11/05/97. 1962 Founded Maguire Insurance Agency, Inc. 1978 Entered insurance risk bearing with front company/LOC 1986 Obtained $18 million of mezzanine financing 1986 Chartered Philadelphia Insurance Company 1987 Purchased Philadelphia Indemnity Insurance Company 1993 Completed IPO for $41 million at $6.50* per share 1998 $103.5 million FELINE PRIDES offering 1999 Acquisition of The Jerger Company, Inc./Liberty American Group 2001 Public offering for $114.5 million at $33.50 per share 2002 A.M. Best affirms "A+" (Superior) Rating

Investment Highlights Culture Disciplined underwriters Mixed marketers - Direct sales, brokers and preferred agents Specialty niche products Product innovators Track record of profitable growth Financially strong with clean balance sheet A+ (Superior) rating from A.M. Best Financially motivated owner/managers - 22% ownership

A Track Record of Growth 1997 1998 1999 2000 2001 2002 ($'s in millions) 159.1 197.4 274.9 361.9 473.6 663.7 5 Year CAGR = 33.1% Gross Written Premiums 2002 vs. 2001 40.1% (in millions)

A Track Record of Growth 1997 1998 1999 2000 2001 2002 ($'s in millions) 111.8 143 184.1 263.4 333.8 523.2 5 Year CAGR = 36.2% Net Written Premiums 2002 vs. 2001 56.7% (in millions)

Superior Underwriting Results PHLY Industry 1991 92.8 108.8 1992 95.8 115.7 1993 91 106.9 1994 89.4 108.4 1995 86.7 106.4 1996 86.8 105.8 1997 84.4 101.6 1998 85.1 105.6 1999 93.3 107.8 2000 89.1 110.1 2001 91.9 117 2002 91.3 105.7 Statutory Combined Ratios ____________________ Source: A.M.Best (1) Statutory combined ratio calculated after policyholder dividends.

Gov't./Corp. Bonds 20.7 MBS/CMO 9.6 Common Stock 4 All Other 0.8 Cash Equivalents 4.1 Municipal Bonds 30.6 Asset Backed Securities 30.2 High Quality Investment Portfolio Government/ Corporate Bonds Common Stock Cash Equivalents Municipal Bonds As of December 31, 2002 Portfolio market value - $948.1mm Fixed income securities Average lowest rating AA+ Portfolio duration 3.2 years 5.2% taxable equivalent yield Quality long-term growth stocks 30.1% 20.6% 30.5% 4.1% All Other ..8% 9.9% MBS/CMO 4.0% Asset Backed Securities

Creating Value for Shareholders 1997 9.09 1998 11.27 1999 12.82 2000 13.57 2001 19.93 2002 21.85 5 Year CAGR = 19.2% Book Value Per Share (for the years ended December 31,) (in millions except share and per share data) Shareholders' Equity $477.8 Shares Outstanding 21,868,857

Creating Value for Shareholders ____________________ Includes World Trade Center after tax loss of $2.6 million Includes $9.8 million after tax reserve strengthening for the residual value product 1997 1.13 1998 1.32 1999 1 2000 1.59 2001 (1) 1.65 2002 (2) 1.71 Net Operating Income Per Share Weighted Average Share and Share Equivalents Outstanding 17,184,676 22,293,435

Year Ended 12/31/02 Highlights ($ in millions, except per share data) Includes $9.8 million of after tax reserve strengthening for the residual value product Includes $2.6 million of after tax losses from September 11th terrorist attacks.

Corporate Philosophy Seek only profitable accounts through proactive risk selection Don't discount pricing Maintain monthly price and loss ratio monitor: By Product - Underwriter - State - Account - Office Compensation tied to combined ratio - losses & expenses No MGA's - underwriting and pricing in Company control Strong Product Development Committee

Innovation Has Created a Balanced Spread of Risk 2002 Gross Written Premium By Line 2002 Professional Liability 0.165 Commerical Auto 0.035 Excess Liability 0.073 Commercial Package 0.551 Specialty Property 0.055 Personal Lines 0.097 National Flood 0.024 Commercial Package Commercial Automobile Excess Liability Professional Liability Nat'l Flood Personal Lines Specialty Property Total GWP = $663.7 Social Service Health & Fitness Daycare Private Schools Boat Dealers Condos Homeowners Associations Office Parks Mental Health Centers Hotels & Nursing Home Property

Commercial Lines Segment Gross Written Premiums 1997 1998 1999 2000 2001 2002 Commercial Auto 78.3 85.7 89.4 81.6 85 71.7 Commercial Package 60 79.1 90 136.6 207.8 365.5 Specialty Property 1.1 21.6 21.3 23.2 36.7 $138.3 $165.9 $201.0 $239.5 $316.0 3 Year CAGR 19.3% 5 Year CAGR 43.5% 5 Year CAGR -1.7% (in millions) $473.9 71.4% of 2002 GWP Targets non-profits, social and human services, health and fitness, private schools, condominiums, manufactured housing parks, homeowners associations, boat dealers, day care centers, and mental health centers General/professional liability, D&O, umbrella, property & auto 100% 3 to 5 year growth potential

Specialty Lines Segment 1997 1998 1999 2000 2001 2002 20.8 30.4 48.5 68.2 79.3 109.3 CAGR 1997-2002 = 39.4% Gross Written Premiums (Professional Liability) (in millions) 16.5% of 2002 GWP Targets smaller non-profits and for-profits, lawyers, accountants, and consultants D&O liability and miscellaneous professional liability coverages 100% 3 to 5 year growth potential

Gross Written Premiums 1999 2000 2001 2002 Manufactured Housing 17.3 37.2 40.2 38.4 Flood 5.3 10 13.4 15.9 Homeowners 2.8 7 24.7 26.2 $54.2 $78.3 Personal Lines Segment $25.4 2 year CAGR 110.7% 2 year CAGR 44.2% 3 year CAGR 30.4% (in millions) $80.5 12.1% of 2002 GWP Manufactured Housing (Homeowners Insurance) Preferred Homeowners Program Flood Insurance 50% 3 to 5 year revenue growth potential

36 offices in 10 regions covering the U.S. Home Office New England Region Southern Region Central Region Sunbelt Region Western Region North Central Region South West Region Liberty American Personal Lines Division Ohio Valley Region Diverse Distribution Platform Will Facilitate Organic Growth Direct sales organization initiates proactive risk selection 6,000 broker relationships 150 Preferred Agents Local underwriting Networked via proprietary software Rocky Mt. Region Mid-Atlantic Region Hawaii

Drivers of Future Growth National presence - 36 offices / Mixed marketing New product offerings Disruption in the industry Insolvencies ? Rating downgrades Experienced management / underwriting & pricing discipline Advanced technology - lower expenses and improved process A+ (Superior) rating - Flight to quality Preferred agent program - 15% premium growth

2003 Expectations 2003 Projected EPS: $2.60 - $2.75 Organic premium growth - 15% to 20% Moderation in price increases Reinsurance costs - flat year-to-year Renewal retention levels consistent with 2002 Investment environment comparable to 2002 - interest rates and equity market Committed to profitable growth - Combined ratio low to mid 90's

Philadelphia Consolidated Holding Corp. Founded 1962